UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

DG FastChannel, Inc. (“DG FastChannel”) is filing this Amendment No. 1 (the “Amendment”) to DG FastChannel’s Current Report on Form 8-K filed on May 8, 2008 (the “Report”) solely to (i) correct the cover page of the Report to indicate that the Report is being used to satisfy the DG FastChannel’s filing obligations under Rule 425 under the Securities Act of 1933, as amended; and (ii) include with the Report a copy of the Merger Agreement referenced in Item 1.01.

This Amendment does not in any way alter or amend Items 2.02 or 7.01.  These items, together with the corresponding Exhibits 99.1 and 99.2, remain unchanged in all respects from the original Report.

Item 1.01        Entry into a Material Definitive Agreement

On May 7, 2008, DG FastChannel entered into a definitive agreement with Enliven Marketing Technologies Corporation (“Enliven”) to acquire all outstanding shares of Enliven in a stock-for-stock transaction.  Pursuant to the terms of the merger agreement, a wholly-owned subsidiary of DG FastChannel will merge into Enliven.  In the merger, each outstanding share of Enliven common stock will be converted into 0.051 shares of DG FastChannel common stock.  In the aggregate, DG FastChannel expects to issue approximately 4.5 million shares of DG FastChannel common stock (exclusive of shares already owned by DG FastChannel) in the transaction with the equity valued at approximately $83.3 million.  Upon consummation of the merger, DG FastChannel will have approximately 22.5 million shares of common stock outstanding, with current DG FastChannel shareholders owning approximately 80.0%, and current Enliven shareholders owning approximately 20.0% of the combined enterprise.  DG FastChannel will assume Enliven’s outstanding debt.  The merger agreement is subject to customary representations and warranties, pre-closing covenants and conditions to closing.

The foregoing summary of the merger agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the merger agreement furnished herewith as Exhibit 2.1, which is incorporated herein by reference.  The merger agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about DG FastChannel, Enliven, their respective businesses or the actual conduct of their respective businesses during the period prior to the consummation of the merger.  Moreover, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between DG FastChannel and Enliven, rather than establishing matters of fact.  Accordingly, the representations and warranties in the merger agreement may not constitute the actual state of facts about DG FastChannel and Enliven.

Item 2.02.       Results of Operations and Financial Condition

On May 8, 2008, DG FastChannel, Inc. announced its financial results for the quarter ended March 31, 2008.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 2.02 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 7.01        Regulation FD Disclosure

On May 8, 2008, DG FastChannel announced that it had entered into a definitive agreement to acquire all outstanding shares of Enliven.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.  This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Safe Harbor for Forward-Looking Statements

Statements in this report may contain certain forward-looking statements.  All statements included concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following:  the risk that the merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that the Company’s or Enliven’s business will have been adversely impacted during the pendency of the Merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated.  Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Additional Information

In connection with the proposed merger, DG FastChannel and Enliven Marketing Technologies will file a proxy/registration statement and other related documents with the Securities and Exchange Commission (SEC).  Investors and security holders are urged to read the proxy/registration statement when it becomes available as it will contain important information about the merger and related matters.  Investors and security holders will have access to free copies of the proxy statement (when available) and other documents filed with the SEC by DG through the SEC web site at www.sec.gov.  The proxy/registration statement and related materials may also be obtained for free (when available) from DG FastChannel, Inc. by directing a request to: DG FastChannel, Inc. Attn: Investor Relations Department, 750 West John Carpenter Freeway, Suite 700, Irving, TX  75039, telephone 972-581-2000.

DG FastChannel, Enliven Marketing Technologies and their respective executive officers and directors and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DG FastChannel and Enliven Marketing Technologies’ stockholders with respect to the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective companies’ stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will also be set forth in the definitive proxy statement.  You can find information about DG FastChannel’s executive officers and directors in its definitive proxy statement filed with the SEC on May 6, 2008.  You can find information about Enliven Marketing Technology’s executive officers and directors in Amendment No. 1 to its annual report on Form 10-K filed with the SEC on April 29, 2008.

Item 9.01.       Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of May 7, 2008, by and among DG FastChannel, Inc., DG Acquisition Corp. VI. and Enliven Marketing Technologies Corporation.

99.1	Press Release dated May 8, 2008.*

99.2	Press Release dated May 8, 2008*

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

Date: May 12, 2008
	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2008, by and among DG FastChannel, Inc., DG Acquisition Corp. VI. and Enliven Marketing Technologies Corporation.

99.1	Press Release, dated May 8, 2008*

99.2	Press Release, dated May 8, 2008*

* Previously filed.